                                                                      EXHIBIT 99

                         TERM SHEET DATED JUNE 22, 1999



                          $1,600,000,000 (Approximate)



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                        GREEN TREE FINANCIAL CORPORATION
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                         [LOGO OF GREEN TREE FINANCIAL]


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     Certificates for Home Improvement and Home Equity Loans, Series 1999-C
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                         TERM SHEET DATED JUNE 22, 1999

                        Green Tree Financial Corporation
     Certificates for Home Improvement and Home Equity Loans, Series 1999-C
                          $1,600,000,000 (Approximate)
                               Subject to Revision

Seller/Servicer  Green Tree Financial Corporation ("Green Tree")

Trustee          U.S. Bank Trust National Association

Underwriter      Lehman Brothers Inc. (Lead), Banc of America Securities
                 LLC (Co), Chase Securities Inc. (Co), Credit Suisse First
                 Boston Corporation (Co), First Union Capital Markets (Co) and
                 Merrill Lynch & Co. (Co)


                                  Ratings         WAL at 100%         Exp. Final
                  Amount        (S&P/Fitch)   Prepayment Model(1)      Maturity
                ------------    -----------   -------------------     ----------
To Call
    HI: A-1     $ 98,825,000     AAA / AAA           0.75              01/2001
    HI: A-2     $ 60,000,000     AAA / AAA           2.12              04/2002
    HI: A-3     $ 23,250,000     AAA / AAA           3.12              01/2003
    HI: A-4     $ 29,900,000     AAA / AAA           4.15              05/2004
    HI: A-5     $ 22,775,000     AAA / AAA           5.57              11/2005
    HI: M-1     $ 23,250,000     AA / AA             7.22              01/2007
    HI: M-2     $ 14,250,000     A / A               7.54              01/2007
    HI: B-1     $ 12,750,000     BBB / BBB           3.94              07/2004
    HI: B-2     $ 15,000,000     BBB- / BBB+         6.78              01/2007
To Maturity
    HI: M-1     $ 23,250,000     AA / AA             7.59              10/2008
    HI: M-2     $ 14,250,000     A / A              12.13              07/2024
    HI: B-2     $ 15,000,000     BBB- / BBB+         8.09              07/2024
HI Balance      $300,000,000


                                      Ratings        WAL at 100%      Exp. Final
                       Amount       (S&P/Fitch)  Prepayment Model(1)   Maturity
                     ------------   -----------  -------------------  ----------

To Call
    HE: A-1A        $ 350,000,000    AAA / AAA          2.48            12/2005
    HE: A-1         $ 275,000,000    AAA / AAA          0.85            01/2001
    HE: A-2         $ 210,750,000    AAA / AAA          2.10            04/2002
    HE: A-3          $ 67,100,000    AAA / AAA          3.10            12/2002
    HE: A-4          $ 76,925,000    AAA / AAA          4.23            02/2005
    HE: A-5          $ 66,075,000    AAA / AAA          4.43            02/2005
    HE: A-6 IO(2)    $ 60,000,000    AAAr / AAA         1.63            02/2001
    HE: M-1          $ 70,850,000    AA / AA            7.13            01/2007
    HE: M-2          $ 70,200,000    A / A              7.54            01/2007
    HE: B-1          $ 46,800,000    BBB / BBB          3.80            04/2004
    HE: B-2          $ 66,300,000    BBB- / BBB+        6.75            01/2007
To Maturity
    HE: M-1          $ 70,850,000    AA / AA            7.22            09/2007
    HE: M-2          $ 70,200,000    A / A             10.66            07/2029
    HE: B-2          $ 66,300,000    BBB- / BBB+        9.06            07/2029
HE Balance         $1,300,000,000

(1) The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.
(2) Interest will be based on a notional principal amount which will equal $60,000,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 20 Payment Dates, and will thereafter, equal zero. The Class HE: A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

Cut-off Date Sub-Pool HI: June 1, 1999 for a portion of the Sub Pool HI, July 1, 1999 for the remaining portion of Sub Pool HI (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the date of purchase by the Trust.

                                    Sub-Pool HE: May 1, 1999 (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the date of purchase by the Trust.

Exp. Pricing                        Week of June 21, 1999

Exp. Settlement                     June 30, 1999

Legal Final                         Sub-Pool HI: 8/15/2025

                                    Sub-Pool HE: 7/15/2030

Payment Date                        The 15th day of each month (or if such 15th
                                    day is not a business day, the next
                                    succeeding business day) commencing on July
                                    15, 1999.

Cross-Collateralization             On each Payment Date the Amount Available
                                    for each Sub-Pool remaining after making distributions in respect of the related
                                    Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA                               Only the Class HI: A and Class HE: A
                                    Certificates are ERISA eligible.

Tax Status                          The Trust will consist of two segregated
                                    asset pools with respect to which elections will be made to treat each as a separate
                                    "real estate mortgage investment conduit" (a
                                    "REMIC") for federal income tax purposes.

Optional Redemption                 10% cleanup call on the entire pool.

Additional Collateral               The data set forth below with respect to
                                    each Sub-Pool are based solely on the
                                    contracts identified for inclusion in each Sub-Pool as of the related Cut-off Date
                                    ("Original Home Improvement Contracts" and
                                    "Original Home Equity Contracts"). Certain additional contracts will be identified for inclusion in each Sub-Pool prior to the Closing Date ("Additional Home Improvement
                                    Contracts" and "Additional Home Equity
                                    Contracts" and, collectively, "Additional
                                    Contracts"). During a limited period
                                    following the Closing Date, the Trust Fund will purchase subsequent contracts
                                    ("Subsequent Home Improvement Contracts" and
                                    "Subsequent Home Equity Contracts" and,
                                    collectively, "Subsequent Contracts"). It is expected that the Additional Contracts and Subsequent Contracts will have characteristics which are substantially similar to the related group of original contracts.

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HOME IMPROVEMENT CERTIFICATE STRUCTURE
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Credit Enhancement                  Class HI: A:   21.75% subordination (Class
                                                   HI: M-1, HI: M-2, HI: B-1 and
                                                   HI: B-2), and Residual (Class
                                                   C)

                                    Class HI: M-1: 14.00% subordination (Class
                                                   HI: M-2, HI: B-1 and HI:
                                                   B-2), and Residual (Class C)

                                    Class HI: M-2: 9.25% subordination (Class
                                                   HI: B-1 and HI: B-2), and
                                                   Residual (Class C)

                                    Class HI: B-1: 5.00% subordination (Class
                                                   HI: B-2), and Residual (Class
                                                   C)

                                    Class HI: B-2: Limited Guaranty and Residual
                                                   (Class C)

Distributions                       The Sub-Pool HI Amount Available will
                                    generally consist of payments made on or in respect of the Home Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer
                                    (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts, and to the Class C Certificateholder.

                                    The Sub Pool HI Amount Available will
                                    generally be applied first to the
                                    distributions to the Class HI: A
                                    Certificateholders, then to the Class HI:
                                    M-1 Certificateholders, then to the Class
                                    HI: M-2 Certificateholders, then to the
                                    Class HI: B-1 Certificateholders, and then to the Class HI: B-2 Certificateholders.

                                    Class HI: A Certificates are senior to Class
                                    HI: M and Class HI: B Certificates. Class
                                    HI: M Certificates are senior to the Class
                                    HI: B Certificates.

Losses on Liquidated HI Contracts   If Net Liquidation Proceeds from Liquidated
                                    Contracts in the respective collection
                                    period are less than the Scheduled Principal
                                    Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be first absorbed by the Class C
                                    Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI: B-2
                                    Certificateholders, then the Class HI: B-1
                                    Certificateholders, then the Class HI: M-2
                                    Certificateholders and then the Class HI:
                                    M-1 Certificateholders.

Pre-funding Feature                 On the Closing Date, a portion of the
                                    proceeds from the sale of the Class HI
                                    Certificates (the "Sub-Pool HI Pre-Funded
                                    Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HI
                                    Pre-Funding Account") and used by the Trust to purchase Subsequent Home Improvement
                                    Contracts during a period (not longer than 90 days) following the Closing Date (the
                                    "Pre-Funding Period"). The Sub-Pool HI
                                    Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HI Pre-Funding
                                    Account following the Pre-Funding Period will be distributed to the Class HI: A-1
                                    Certificateholders.

Interest on the Class HI: A, M-1,
M-2 and B-1                         Interest will be distributable first to each
                                    Class of Class HI: A Certificates
                                    concurrently, then to the Class HI: M-1
                                    Certificates, then to the Class HI: M-2
                                    Certificates and then to the Class HI: B-1
                                    Certificates. Interest will accrue on the outstanding Class HI: A Principal Balance,
                                    Class HI: M-1 Adjusted Principal Balance,
                                    Class HI: M-2 Adjusted Principal Balance and
                                    Class HI: B-1 Adjusted Principal Balance, as applicable, from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on all Class HI Certificates will accrue on a 30/360 basis.

                                    Interest shortfalls will be carried forward, and will bear interest at the applicable Pass- Through Rate, to the extent legally permissible.

                                    The Class HI: M-1 Adjusted Principal Balance on any date is the Class HI: M-1 Principal Balance on such date less any Liquidation Loss Amount allocated to the Class HI: M-1 Certificates. The Class HI: M-1 Principal Balance is the Original Class HI: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: M-1 Certificates.

                                    The Class HI: M-2 Adjusted Principal Balance on any date is the Class HI: M-2 Principal Balance on such date less any Liquidation Loss Amount allocated to the Class HI: M-2 Certificates. The Class HI: M-2 Principal Balance is the Original Class HI: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HI: M-2 Certificates.

                                    The Class HI: B-1 Adjusted Principal Balance on any date is the Class HI: B-1 Principal Balance on such date less any Liquidation Loss Amount allocated to the Class HI: B-1 Certificates. The Class HI: B-1 Principal Balance is the Original Class HI: B-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: B-1 Certificates.

Principal on the Class HI: A, M-1,
M-2 and B-1                         After the payment of all interest
                                    distributable to Class HI: A, Class HI: M-1,
                                    Class HI: M-2 and Class HI: B-1
                                    Certificateholders, principal will be
                                    distributed in the following manner, to the extent of the available amount.

Class HI: A Principal               The Sub-Pool HI Senior Percentage of the
                                    Sub-Pool HI Formula Principal Distribution
                                    Amount will be distributed first to the
                                    Class HI: A-1 Certificateholders, until the
                                    Class HI: A-1 Principal Balance has been reduced to zero, then to the Class HI: A-2
                                    Certificateholders until the Class HI: A-2
                                    Principal Balance has been reduced to zero, then to the Class HI: A-3 Certificateholders until the Class HI: A-3 Principal Balance has been reduced to zero, then to the Class
                                    HI: A-4 Certificateholders until the Class
                                    HI: A-4 Principal Balance has been reduced to zero, and then to the Class HI: A-5
                                    Certificateholders until the Class HI: A-5
                                    Principal Balance has been reduced to zero.

                                    The "Sub-Pool HI Senior Percentage" will equal 100% if any of the following exist:

                                    i) the Payment Date is prior to July 2002
                                    (month 37); or

                                    ii) each Class HI: B Principal Distribution
                                    Test (see below) is not satisfied.

                                    Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI: A Principal Balance and the Class HI: M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

Class HI: M-1 Principal             Class HI: M-1 Certificateholders will not
                                    receive principal payments until the Class
                                    HI: A Principal Balance has been reduced to zero. At that time the Class HI: M-1
                                    Certificateholders will be entitled to
                                    receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal
                                    Distribution Amount, until the Class HI: M-1
                                    Principal Balance has been reduced to zero.

Class HI: M-2 Principal             Class HI: M-2 Certificateholders will not
                                    receive principal payment until Class HI: A and Class HI: M-1 Principal Balances have been reduced to zero. At that time the Class
                                    HI: M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal
                                    Distribution Amount, until the Class HI: M-2
                                    Principal Balance has been reduced to zero.

Class HI: B-1 Principal             The Class HI: B-1 Certificateholders will
                                    not receive principal payments until either
                                    (i) (a) the Payment Date in or after July
                                    2002 and (b) each Class HI: B Principal
                                    Distribution Test is satisfied or (ii) the Class HI: A Principal Balance and the Class
                                    HI: M Principal Balance have each been
                                    reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class HI: A, Class
                                    HI: M- 1, Class HI: M-2 and Class HI: B-1
                                    Certificateholders, and all principal
                                    distributable to the Class HI: A, Class HI:
                                    M-1, and Class HI: M-2 Certificateholders, the Class HI: B-1 Certificateholders will be entitled to receive the Class HI: B
                                    Percentage of the Sub-Pool HI Formula
                                    Principal Distribution Amount until the
                                    Class HI: B-1 Principal Balance has been reduced to zero.

                                    The Class HI: B Percentage will be equal to
                                    100% minus the Sub-Pool HI Senior
                                    Percentage. The Class HI: B Percentage after the Class HI: A and Class HI: M Principal Balances have been reduced to zero will be equal to 100%.

Class HI: B Principal Distribution
Tests (i) the average of the Sub-Pool HI Sixty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 2.5%;

                                    (ii) the average of the Sub-Pool HI
                                    Thirty-Day Delinquency Ratio as of the given
                                    Payment Date and the prior two Payment Dates must not exceed 5.0%;

                                    (iii)the Sub-Pool HI Cumulative Realized
                                    Losses as of the given Payment Date must not exceed 10.0%;

                                    (iv) the Sub-Pool HI Current Realized Loss
                                    Ratio as of the given Payment Date must not exceed 2.5%; and

                                    (v) the Class HI: B Principal Balance
                                    divided by the Pool Scheduled Principal
                                    Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 18.5%.

Liquidation Loss Interest           Liquidation Loss Interest will be
                                    distributable first to the Class HI: M-1
                                    Certificates, then to the Class HI: M-2
                                    Certificates and then to the Class HI: B-1
                                    Certificates. Interest on the outstanding
                                    Class HI: M-1 Liquidation Loss Amount, Class
                                    HI: M-2 Liquidation Loss Amount and Class
                                    HI: B-1 Liquidation Loss Amount, as
                                    applicable, will accrue from the Settlement
                                    Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date.

Class HI: B-2 Interest              After payment of principal and interest due
                                    to the Class HI: A, Class HI: M-1, Class HI:
                                    M-2 and Class HI: B-1 Certificateholders, interest will be paid to the Class HI: B-2
                                    Certificateholders. The Class HI: B-2
                                    Limited Guaranty will be available to pay interest to the Class HI: B-2
                                    Certificateholders if the Class HI: B-2
                                    Remaining Amount Available is not
                                    sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment
                                    Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class
                                    HI: B-2 Pass-Through Rate, to the extent legally permissible.

Class HI: B-2 Principal             Except as described below, the Class HI: B-2
                                    Certificateholders will not receive
                                    principal payments until the Class HI: B-1
                                    Principal Balance has been reduced to zero.
                                    At that time, if each Class HI: B Principal
                                    Distribution Test is satisfied (unless the Class HI: A and Class HI: M Principal
                                    Balances have been reduced to zero), to the extent of the amount available after payment of the Class HI: A, the Class HI: M and the
                                    Class HI: B-1 Distribution Amounts and any amounts actually paid under the Class HI:
                                    B-2

                                    Limited Guaranty, the Class HI: B-2
                                    Certificateholders will receive the Class
                                    HI: B Percentage of the Sub-Pool HI Formula
                                    Principal Distribution Amount until the
                                    Class HI: B-2 Principal Balance has been reduced to zero.

                                    On each Payment Date, the Class HI: B-2
                                    Certificateholders will also be entitled to receive, pursuant to the Class HI: B-2 Limited Guaranty, the Class HI: B-2 Liquidation Loss Principal Amount until the Class HI: B-2 Principal Balance has been reduced to zero.

Class HI: B-2 Limited Guaranty      The Class HI: B-2 Limited Guaranty will be
                                    available to pay the Class HI: B-2
                                    Liquidation Loss Principal Amount and the
                                    Class HI: B-2 Distribution Amount. The Class
                                    HI: B-2 Limited Guaranty will be an
                                    unsecured general obligation of the Company.

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HOME EQUITY CERTIFICATE STRUCTURE
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Credit Enhancement                  Class HE: A: 19.55% subordination (Class HE:
                                                 M-1, HE: M-2, HE: B-1 and HE:
                                                 B-2), and Residual (Class C)

                                    Class HE: M-1: 14.10% subordination (Class
                                                   HE: M-2, HE: B-1 and HE:
                                                   B-2), and Residual (Class C)

                                    Class HE: M-2: 8.70% subordination (Class
                                                   HE: B-1 and HE: B-2), and
                                                   Residual (Class C)

                                    Class HE: B-1: 5.10% subordination (Class
                                                   HE: B-2), and Residual (Class
                                                   C)

                                    Class HE: B-2: Limited Guaranty and Residual
                                                   (Class C)

Distribution                        Sub-Pool HE includes adjustable-rate
                                    closed-end home equity loans subject to
                                    interest rate adjustments after an initial period of up to 36 months (the "Adjustable
                                    Rate Home Equity Contracts"; all Home Equity
                                    Contracts other than the Adjustable Rate
                                    Home Equity Contracts are referred to herein as the "Fixed Rate Home Equity Contracts").

                                    The Sub-Pool HE Amount Available will
                                    generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C Certificateholder.

                                    The Sub Pool HE Amount Available will
                                    generally be applied first to the
                                    distributions to the Class HE: A
                                    Certificateholders, then to the Class HE:
                                    M-1 Certificateholders, then to the Class
                                    HE: M-2 Certificateholders, then to the
                                    Class HE: B-1 Certificateholders, and then to the Class HE: B-2 Certificateholders.

                                    Class HE: A Certificates are senior to the Class HE: M and Class HE: B Certificates. Class HE: M Certificates are senior to the Class HE: B Certificates.

Pre-Funding Feature                 On the Closing Date, a portion of the
                                    proceeds from the sale of the Sub-Pool HE
                                    Certificates (the "Sub-Pool HE Pre-Funded
                                    Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HE
                                    Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity Contracts during the Pre-Funding Period. The Sub-Pool
                                    HE Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HE
                                    Pre-Funding Account following the
                                    Pre-Funding Period will be (i) paid to the Class HE: A-1 Certificateholders in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity
                                    Contracts which are Fixed Rate Home Equity
                                    Contracts, and (ii) paid to the Class HE:
                                    A-1A Certificateholders in the case of
                                    amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts which are Adjustable Rate Home Equity
                                    Contracts.

Losses on Liquidated Home Equity
Contracts                           If Net Liquidation Proceeds from Liquidated
                                    Contracts in the respective collection
                                    period are less than the Scheduled Principal
                                    Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C
                                    Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE: B-2
                                    Certificateholders, then the Class HE: B-1
                                    Certificateholders, then the Class HE: M-2
                                    Certificateholders and then the Class HE:
                                    M-1 Certificateholders.

Interest on the Class HE: A, M-1,
M-2 and B-1                         Interest will be distributable first to each
                                    Class of Class HE: A Certificates
                                    concurrently, then to the Class HE: M-1
                                    Certificates, then to the Class HE: M-2
                                    Certificates and then to the Class HE: B-1
                                    Certificates.

                                    Interest will be paid concurrently on each Class of Class HE: A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class HE: A Certificates other than the Class HE: A-6 IO Certificates) or based on the Notional Principal Amount (in the case of the Class
                                    HE: A-6 IO Certificates). Interest will be calculated on the Class HE: A-6 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of (a) the principal balance of the Class HE: A Certificates and (b) $60,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE: A-6 IO Certificates are entitled to receive interest payments only through the Payment Date in February 2001. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                                    The Class HE: A-1A Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class HE: A-1A Certificates will be floating and will equal the lesser of:

                                    i.   One Month LIBOR plus the Pass-Through
                                         Margin;
                                    ii.  The Available Funds Pass-Through Rate;
                                         or
                                    iii. 14.0%

                                    The Pass-Through Margin will equal [ ] per annum through the Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is 10% or more of the aggregate principal balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date, and [2 x the Pass-Through Margin] per annum on each Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The "Expense Adjusted Mortgage Rate" on any Adjustable Rate Contract is equal to the then applicable loan interest rate thereon, minus 0.50% per annum (which is the sum of the servicing fee and the trustee fee).

                                    Each other Class of the Class HE: A
                                    Certificates will bear interest at a fixed
                                    Pass-Through Rate calculated on a 30/360 basis.

                                    Interest will accrue on the outstanding
                                    Class HE: A Principal Balance, Class HE: M-1
                                    Adjusted Principal Balance, Class HE: M-2
                                    Adjusted Principal Balance and Class HE: B-1
                                    Adjusted Principal Balance, as applicable, from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class HE: A-1A Certificate will accrue on an actual/360 basis. Interest on all other Class HE Certificates will accrue on a 30/360 basis.

                                    Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                                    The Class HE: M-1 Adjusted Principal Balance is the Class HE: M-1 Principal Balance less any Liquidation Loss Amount allocated to the Class HE: M-1 Certificates. The Class HE:
                                    M-1 Principal Balance is the Original Class
                                    HE: M-1 Principal Balance less
                                    all amounts previously distributed on
                                    account of principal of the Class HE: M-1
                                    Certificates.

                                    The Class HE: M-2 Adjusted Principal Balance is the Class HE: M-2 Principal Balance less any Liquidation Loss Amount allocated to the Class HE: M-2 Certificates. The Class HE:
                                    M-2 Principal Balance is the Original Class
                                    HE: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HE: M-2 Certificates.

                                    The Class HE: B-1 Adjusted Principal Balance is the Class HE: B-1 Principal Balance less any Liquidation Loss Amount allocated to the Class HE: B-1 Certificates. The Class HE:
                                    B-1 Principal Balance is the Original Class
                                    HE: B-1 Principal Balance less all amounts previously distributed on account of principal of the Class HE: B-1 Certificates.

Principal on the Class HE: A, M-1,
M-2, B-1 After the payment of all interest distributable to Class HE: A, Class HE: M-1, Class HE: M-2 and Class HE: B-1 Certificateholders, principal will be distributed in the following manner, to the extent of the available amount.

Class HE: A Principal               After payment of all interest distributable
                                    to the Class HE: A, Class HE: M-1, Class HE:
                                    M-2, and Class HE: B-1 Certificateholders, holders of the Class HE: A-1A Certificates will be entitled to receive, as payments of principal, the Class HE: A-1A Principal
                                    Distribution Amount. The Sub-Pool HE Senior
                                    Percentage of the Sub-Pool HE Formula
                                    Principal Distribution Amount will be
                                    distributed, to the extent of the Amount
                                    Available as follows: (I) that portion, if any, of the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal
                                    Distribution Amount equal to the Class HE:
                                    A-5 Lockout Pro-rata Distribution Amount will be distributed to the Class HE: A-5
                                    Certificateholders; and (ii) the remainder of the Senior Percentage of the Sub-Pool HE
                                    Formula Principal Distribution Amount will be distributed in the following order: first to the Class HE: A-1 Certificateholders, until the Class HE: A-1 Principal Balance has been reduced to zero, then to the Class
                                    HE: A-2 Certificateholders until the Class
                                    HE: A-2 Principal Balance has been reduced to zero, then to the Class HE: A-3
                                    Certificateholders until the Class HE: A-3
                                    Principal Balance has been reduced to zero, then to the Class HE: A-4 Certificateholders until the Class HE: A-4 Principal Balance has been reduced to zero, then to the Class
                                    HE: A-5 Certificateholders until the Class
                                    HE: A-5 Principal Balance has been reduced to zero.

                                    The "Sub-Pool HE Formula Principal
                                    Distribution Amount" for a Payment Date will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Contracts, (iv) the scheduled principal balance of each Home Equity Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class
                                    HE: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B-2 Guaranty Payment and corresponding reduction in the Class HE: B-2 Principal Balance, minus (B) the Class HE:
                                    A-1A Principal Distribution Amount.

                                    The "Class HE: A-1A Principal Distribution
                                    Amount" on or before the Payment Date on which the Class HE: A-1A Certificates have been paid in full will generally be equal to the lesser of (A) the Class HE: A-1A Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period;
                                    (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and
                                    (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3, A-4 and A-5 Certificates have been paid in full, (a) the Sub-Pool HE Senior Percentage times (x) the sum of the amounts described in clauses (i) through (v) of the definition of the Sub-Pool HE Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Class
                                    HE: A-1A Principal Distribution Amount less
                                    (b) the amount, if any, distributed in
                                    payment of principal on the Class HE: A-1, A-2, A-3, A-4 and A-5 Certificates on such Payment Date.

                                    The "Class HE: A-5 Lockout Pro Rata
                                    Distribution Amount," as to any Payment
                                    Date, is an amount equal to the lesser of:

                                    (a) the product of (1) the Class HE: A-5
                                    Lockout Percentage, and (2) the product of
                                    (A)a fraction, the numerator of which is the Class HE: A-5 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class HE: A Principal Balance less the Class HE: A-1A Principal Balance immediately preceding such Payment Date, and (B) the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount for such Payment Date, and

                                    (b) the Class HE: A-5 Principal Balance
                                    immediately preceding such Payment Date.

                                    The "Class HE: A-5 Lockout Percentage" for each Payment Date shall be as follows:

                                    Payment Dates             Lockout Percentage
                                    -------------             ------------------
                                    July 1999 - June 2001             0%
                                    July 2001 - June 2003             20%
                                    July 2003 - June 2004             80%
                                    July 2004 - June 2005             100%
                                    July 2005 and thereafter          300%

                                    The Sub-Pool HE Senior Percentage will equal
                                    100% if any of the following exist:

                                    i) the Payment Date is prior to July 2002
                                       (month 37); or

                                    ii) each Class HE: B Principal Distribution
                                        Test (see below) is not satisfied.

                                    On each Payment Date on which the Class HE:
                                    B Principal Distribution Test has been
                                    satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class
                                    HE: A Principal Balance (excluding the Class
                                    HE: A-1A Principal Balance) and the Class
                                    HE: M Principal Balance for such Payment
                                    Date, and the denominator of which is the Pool Scheduled Principal Balance of Home Equity Contracts other than the Adjustable Rate Contracts for the immediately preceding Payment Date.

                                    The Class HE: A-6 IO Certificates are
                                    interest-only Certificates and are not
                                    entitled to receive distributions of
                                    principal.

Class HE:M-1 Principal              Class HE: M-1 Certificateholders will not
                                    receive principal until the Class HE: A
                                    Principal Balance has been reduced to zero.
                                    At that time the Class HE: M-1
                                    Certificateholders will be entitled to
                                    receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal
                                    Distribution Amount, until the Class HE: M-1
                                    Principal Balance has been reduced to zero.

Class HE:M-2 Principal              Class HE: M-2 Certificateholders will not
                                    receive principal until the Class HE: A and Class HE: M-1 Principal Balances have been reduced to zero. At that time Class HE: M-2 will be entitled to receive the Sub-Pool HE
                                    Senior Percentage of the Sub-Pool HE Formula
                                    Principal Distribution Amount, until the
                                    Class HE: M-2 Principal Balance has been reduced to zero.

Class HE: B-1 Principal             The Class HE: B-1 Certificateholders will
                                    not receive principal payments until either
                                    (i) (a) the Payment Date in or after July
                                    2002 and (b) each Class HE: B Principal
                                    Distribution Test is satisfied or (ii) the Class HE:A Principal Balance and the Class
                                    HE: M Principal Balance have each been
                                    reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to the Class HE: A, Class HE: M-1, Class HE: M-2 and Class HE:
                                    B-1 Certificateholders and all principal distributable to the Class HE: A, Class HE:
                                    M-1 and Class HE: M-2 Certificateholders, the Class HE: B-1 Certificateholders will be entitled to receive the Class HE: B
                                    Percentage of the Sub-Pool HE Formula
                                    Principal Distribution Amount until the
                                    Class HE: B-1 Principal Balance has been reduced to zero.

                                    The Class HE: B Percentage will be equal to
                                    100% minus the Sub-Pool HE Senior
                                    Percentage. The Class HE: B Percentage after the Class HE: A and Class HE: M Principal Balances have been reduced to zero will be equal to 100%.

Class HE: B Principal Distribution
Tests (i) the Sub-Pool HE Average Sixty-Day Delinquency Ratio with respect to Sub-Pool HE as of such Payment Date, must not exceed 20% of the Sub-Pool HE Senior Subordination Percentage;

                                    (ii) the Sub-Pool HE Average Thirty-Day
                                    Delinquency Ratio with respect to Sub-Pool
                                    HE as of the given Payment Date and the
                                    prior two Payment Dates must not exceed 12%;

                                    (iii) the Sub-Pool HE Cumulative Realized
                                    Losses with respect to Sub-Pool HE as of the given Payment Date must not exceed 7.5%;

                                    (iv) the Sub-Pool HE Current Realized Loss
                                    Ratio with respect to Sub-Pool HE as of the given Payment Date must not exceed 2.0%; and

                                    (v) the Class HE: B Principal Balance
                                    divided by the Pool Scheduled Principal
                                    Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal to or greater than 17.4%.

                                    The "Sub-Pool HE Senior Subordination
                                    Percentage" for any Payment Date will equal
                                    (a) on any Payment Date on which the Class
                                    HE: A Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class HE: M-1 Adjusted Principal Balance, if any, (ii) the Class
                                    HE: M-2 Adjusted Principal Balance, if any,
                                    (iii) the Class HE: B-1 Adjusted Principal
                                    Balance, if any, and (iv) the Class HE: B-2
                                    Principal Balance, if any, and the
                                    denominator of which is the Pool Scheduled
                                    Principal Balance of the Home Equity
                                    Contracts, (b) on any Payment Date on which the Class HE: A Principal Balance has been reduced to zero and the Class HE: M-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class HE: M-2 Adjusted Principal Balance, if any, (ii) the Class HE: B-1 Adjusted Principal Balance, if any, and (iii) the Class HE: B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Contracts, (c) on any Payment Date on which the Class HE: M-1 Principal Balance has been reduced to zero and the Class HE:
                                    M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class HE: B-1 Adjusted Principal Balance, if any, and (ii) the Class HE: B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home

                                    Equity Contracts, or (d) on any Payment Date on which the Class HE: M-2 Principal Balance has been reduced to zero and the Class HE:
                                    B-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the Class HE: B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Contracts.

Liquidation Loss Interest           Liquidation Loss Interest will be
                                    distributable first to the Class HE: M-1
                                    Certificates, then to the Class HE: M-2
                                    Certificates and then to the Class HE: B-1
                                    Certificates. Interest on the outstanding
                                    Class HE: M-1 Liquidation Loss Amount, Class
                                    HE: M-2 Liquidation Loss Amount and Class
                                    HE: B-1 Liquidation Loss Amount, as
                                    applicable, will accrue from the Settlement
                                    Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date.

Class HE: B-2 Interest              After payment of Class HE: A, Class HE: M-1,
                                    Class HE: M-2 and Class HE: B-1 Distribution
                                    Amounts, interest will be paid to the Class
                                    HE: B-2. The Class HE: B-2 Limited Guaranty will be available to pay interest to the Class HE: B-2 Certificateholders if the
                                    Class HE: B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent
                                    Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HE: B-2
                                    Pass-Through Rate, to the extent legally permissible.

Class HE: B-2 Principal             Except as described below, the Class HE: B-2
                                    Certificateholders will not receive
                                    principal payments until the Class HE: B-1
                                    Principal Balance has been reduced to zero.
                                    At that time, if each Class HE: B Principal
                                    Distribution Test is satisfied (unless the Class HE: A and Class HE: M Principal
                                    Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE: A, the Class HE: M and the
                                    Class HE: B-1 Distribution Amounts and any amounts actually paid under the Class HE:
                                    B-2 Limited Guaranty, the Class HE: B-2
                                    Certificateholders will receive the Class
                                    HE: B Percentage of the Sub-Pool HE Formula
                                    Principal Distribution Amount until Class
                                    HE:B-2 Principal Balance has been reduced to zero.

                                    On each Payment Date, the Class HE: B-2
                                    Certificateholders will also be entitled to receive, pursuant to the Class HE: B-2 Limited Guaranty, the Class HE: B-2 Liquidation Loss Principal Amount until the Class HE: B-2 Principal Balance has been reduced to zero.

Class HE:B-2 Limited Guaranty       The Class HE: B-2 Limited Guaranty will be
                                    available to pay the Class HE: B-2
                                    Liquidation Loss Principal Amount and the
                                    Class HE:B-2 Distribution Amount. The Class
                                    HE: B-2 Limited Guaranty will be an
                                    unsecured general obligation of the Company.

Class HE: A-1A Available Funds Cap
Carryover Amount                    If on any Distribution Date, the Class HE:
                                    A-1A Pass-Through Rate is based on the
                                    Available Funds Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap Carryover
                                    Amount to the extent funds are available.
                                    The "Available Funds Cap Carryover Amount" is the excess of (i) the amount of interest the Class A-1A Certificateholders would be entitled to receive on such Payment Date had interest been calculated based on one-month
                                    LIBOR plus the Class HE: A-1A Pass-Through
                                    Margin (but in no event exceeding 14.00%) over (ii) the amount of interest such Class will receive on such Payment Date at the Available Funds Pass-Through Rate, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Class
                                    HE: A-1A Pass-Through Rate, without giving effect to the Available Funds Pass-Through
                                    Rate, but in no event exceeding 14.00%). The ratings assigned to the Class HE: A-1A
                                    Certificates do not address the likelihood of the payment of Available Funds Cap
                                    Carryover Amount.

                           HOME IMPROVEMENT CONTRACTS

         The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

         The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through May 11, 1999. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust by the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.


                 THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

             Number of Contracts in Sub-pool:               14,545
             Wgt. Avg. Contract Rate:                      13.065%
             Range of Rates:                        6.00% - 18.99%
             Wgt. Avg. Orig. Maturity:                         213
             Wgt. Avg. Rem. Maturity:                          202
             Avg. Rem. Princ. Balance:                    $ 16,734


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS

                                 Aggregate Principal   % of HI Contract Sub-
                    Number of          Balance          Pool by Outstanding
      State         Contracts        Outstanding         Principal Balance
      -----         ---------    -------------------     -----------------
        CA             1,984       $ 46,755,765.03            19.21%
        NY               785         16,378,725.68             6.73%
        TX             1,131         13,996,404.75             5.75%
        NJ               676         13,509,373.55             5.55%
        PA               768         13,239,342.97             5.44%
  Other States*        9,201        139,515,771.04             57.32%
                      ------      ----------------           -------
    Total(1)          14,545      $ 243,395,383.02           100.00%

* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.
(1) Percentages may not add to 100% due to rounding.


           YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                       % of HI Contract Sub-
                      Number of   Aggregate Principal   Pool by Outstanding
Year of Origination   Contracts   Balance Outstanding    Principal Balance
-------------------   ---------   -------------------    -----------------
        1979                 1         $ 4,871.03                  *
        1989                 1          12,010.07                  *
        1990                 4          52,016.58              0.02%
        1991                 4          27,435.08              0.01%
        1992                70         387,053.73              0.16%
        1993               220       1,892,477.79              0.78%
        1994               685       7,488,451.00              3.08%
        1995               756       9,894,063.96              4.07%
        1996             2,611      33,345,770.09             13.70%
        1997                55       1,659,697.52              0.68%
        1998             2,702      51,599,932.89             21.20%
        1999             7,436     137,031,603.28             56.30%
                        ------   ----------------            -------
    Total(1)            14,545   $ 243,395,383.02            100.00%

(1) Percentages may not add to 100% due to rounding.
* Indicates an amount greater than 0.000% but less than 0.005%

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                                      % of HI Contract
      Original HI Contract             Number of          Aggregate Principal      Sub-Pool by Outstanding
      Amount (in Dollars)              Contracts          Balance Outstanding          Principal Balance
      -------------------              ---------          -------------------      -----------------------
        Less than 10,000.00             4,093            $ 25,029,184.04                    10.28%
      10,000.00 - 14,999.99             3,098              35,344,130.66                    14.52%
      15,000.00 - 19,999.99             2,357              38,512,163.54                    15.82%
      20,000.00 - 24,999.99             1,558              33,553,733.77                    13.79%
      25,000.00 - 29,999.99             1,720              43,822,221.39                    18.00%
      30,000.00 - 34,999.99               711              22,279,740.25                     9.15%
      35,000.00 - 39,999.99               402              14,678,620.26                     6.03%
      40,000.00 - 44,999.99               280              11,735,464.59                     4.82%
      45,000.00 - 49,999.99                99               4,671,860.77                     1.92%
      50,000.00 - 54,999.99               147               7,575,973.60                     3.11%
      55,000.00 - 59,999.99                15                 860,580.93                     0.35%
      60,000.00 - 64,999.99                24               1,436,606.06                     0.59%
      65,000.00 - 69,999.99                 7                 472,750.89                     0.19%
      70,000.00 - 74,999.99                 5                 358,581.34                     0.15%
      75,000.00 - 79,999.99                 8                 615,583.73                     0.25%
      80,000.00 - 84,999.99                 3                 246,607.43                     0.10%
      85,000.00 - 89,999.99                 2                 159,934.49                     0.07%
      90,000.00 - 94,999.99                 2                 184,297.78                     0.08%
    100,000.00 - 104,999.99                 2                 205,314.87                     0.08%
    105,000.00 - 109,999.99                 1                 109,153.83                     0.04%
    110,000.00 - 114,999.99                 1                 112,654.54                     0.05%
    120,000.00 - 124,999.99                 2                 244,014.09                     0.10%
    125,000.00 - 129,999.99                 2                 250,971.29                     0.10%
    130,000.00 - 134,999.99                 1                 134,805.50                     0.06%
    135,000.00 - 139,999.99                 1                 138,461.14                     0.06%
    145,000.00 - 149,999.99                 1                 149,287.77                     0.06%
    150,000.00 - 154,999.99                 1                 151,663.38                     0.06%
    175,000.00 - 179,999.99                 1                 177,955.95                     0.07%
    180,000.00 - 184,999.99                 1                 183,065.14                     0.08%
                                       ------           ----------------                   -------
                Total(1)               14,545           $ 243,395,383.02                   100.00%

(1) Percentages may not add to 100% due to rounding.

                     INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                                                     % of HI Contract
 Range of HI Contracts by           Number of            Aggregate Principal     Sub-Pool by Outstanding
      Contract Rates                Contracts            Balance Outstanding        Principal Balance
      --------------                ---------            -------------------        -----------------
         5.001 - 6.000                      1                 $ 7,367.07                         *
         7.001 - 8.000                     10                 262,072.54                     0.11%
         8.001 - 9.000                    165               4,738,037.38                     1.95%
        9.001 - 10.000                    938              19,569,771.23                     8.04%
       10.001 - 11.000                  1,393              30,033,641.09                    12.34%
       11.001 - 12.000                  1,843              32,127,630.41                    13.20%
       12.001 - 13.000                  2,516              39,302,430.64                    16.15%
       13.001 - 14.000                  3,346              46,263,175.89                    19.01%
       14.001 - 15.000                  2,518              33,827,453.28                    13.90%
       15.001 - 16.000                  1,138              21,240,535.88                     8.73%
       16.001 - 17.000                    513              12,043,599.93                     4.95%
       17.001 - 18.000                    130               3,158,089.64                     1.30%
       18.001 - 19.000                     34                 821,578.04                     0.34%
                                       ------           ----------------                   -------
              Total(1)                 14,545           $ 243,395,383.02                   100.00%

(1) Percentages may not add to 100% due to rounding.
* Indicates an amount greater than 0.000% but less than 0.005%


                     REMAINING MONTHS TO MATURITY OF INITIAL
                           HOME IMPROVEMENT CONTRACTS

                                                                                     % of HI Contract
                                    Number of            Aggregate Principal     Sub-Pool by Outstanding
     Months Remaining               Contracts            Balance Outstanding        Principal Balance
     ----------------               ---------            -------------------        -----------------
            1 - 30                       337                $ 1,044,357.69                  0.43%
           31 - 60                     1,213                  7,562,176.21                  3.11%
           61 - 90                     1,279                 10,442,015.44                  4.29%
          91 - 120                     2,716                 33,146,687.77                 13.62%
         121 - 150                     1,287                 16,424,660.51                  6.75%
         151 - 180                     2,628                 48,963,418.65                 20.12%
         181 - 210                     1,209                 24,087,680.64                  9.90%
         211 - 240                     1,399                 31,901,162.11                 13.11%
         241 - 270                         5                     78,646.61                  0.03%
         271 - 300                     2,472                 69,744,577.39                 28.65%
                                      ------              ----------------                -------
          Total(1)                    14,545              $ 243,395,383.02                100.00%

(1) Percentages may not add to 100% due to rounding.

                              HOME EQUITY CONTRACTS

         The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred to herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

         The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through April 30, 1999. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust by the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.

                    THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

Number of Contracts in Sub-pool:                                 7,783
Wgt. Avg. Contract Rate:                                       11.086%
Range of Rates:                                         5.74% - 19.80%
Wgt. Avg. Orig. Maturity:                                          258
Wgt. Avg. Rem. Maturity:                                           257
Avg. Rem. Princ. Balance:                                      $63,347
Wgt. Avg. CLTV:                                                 89.56%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of             Aggregate Principal      Sub-Pool by Outstanding
           State                    Contracts             Balance Outstanding        Principal Balance
           -----                    ---------             -------------------      -----------------------
                 CA                      530                $ 50,615,052.25                 10.27%
                 MI                      468                  30,460,327.18                  6.18%
                 OH                      529                  29,847,899.52                  6.05%
             Other*                    6,256                 382,108,680.74                 77.50%
                                       -----               ----------------                -------
           Total(1)                    7,783                $493,031,959.69                100.00%

* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Contracts Outstanding Principal Balance.

(1)  Percentages may not add to 100% due to rounding.

        YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of             Aggregate Principal      Sub-Pool by Outstanding
    Year of Origination             Contracts             Balance Outstanding         Principal Balance
    -------------------             ---------             -------------------         -----------------
               1977                        1                  $ 26,322.78                   0.01%
               1978                        1                    19,464.91                       *
               1995                        1                    27,442.95                   0.01%
               1996                       11                   266,110.73                   0.05%
               1997                       25                   795,748.61                   0.16%
               1998                      785                66,603,936.31                  13.51%
               1999                    6,959               425,292,933.40                  86.26%
                                       -----             ----------------                 -------
           Total(1)                    7,783             $ 493,031,959.69                 100.00%

(1)  Percentages may not add to 100% due to rounding.
*    Indicates an amount greater than 0.000% but less than 0.005%


                  INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                                     % of HE Contract
 Range of HE Contracts by           Number of          Aggregate Principal        Sub-Pool by Outstanding
      Contract Rates                Contracts          Balance Outstanding           Principal Balance
      --------------                ---------          -------------------        -----------------------
      5.001 - 6.000                         1                $ 62,332.91                     0.01%
      6.001 - 7.000                         3                 128,900.00                     0.03%
      7.001 - 8.000                        21               2,712,356.90                     0.55%
      8.001 - 9.000                       473              55,800,170.94                    11.32%
     9.001 - 10.000                       916              94,592,373.77                    19.19%
    10.001 - 11.000                     1,572             128,520,000.07                    26.07%
    11.001 - 12.000                     1,443              91,617,003.86                    18.58%
    12.001 - 13.000                     1,334              54,917,244.50                    11.14%
    13.001 - 14.000                     1,328              43,115,254.95                     8.74%
    14.001 - 15.000                       422              13,511,315.37                     2.74%
    15.001 - 16.000                       145               4,620,673.63                     0.94%
    16.001 - 17.000                        88               2,543,811.51                     0.52%
    17.001 - 18.000                        28                 700,545.50                     0.14%
          18.001 >=                         9                 189,975.78                     0.04%
                                        -----           ----------------                   -------
             Total:                     7,783           $ 493,031,959.69                   100.00%

(1)  Percentages may not add to 100% due to rounding.

                   DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE
                          HOME EQUITY CONTRACT AMOUNTS

                                                                                       % of HE Contract
      Original HE Contract             Number of          Aggregate Principal       Sub-Pool by Outstanding
      Amount (in Dollars)              Contracts          Balance Outstanding          Principal Balance
      -------------------              ---------          -------------------       -----------------------
                1 - 10,000                117             $ 1,084,293.01                     0.22%
           10,001 - 20,000              1,054              16,353,151.34                     3.32%
           20,001 - 30,000              1,038              26,080,936.33                     5.29%
           30,001 - 40,000                846              29,798,681.75                     6.04%
           40,001 - 50,000                752              34,067,945.49                     6.91%
           50,001 - 60,000                735              40,503,043.56                     8.22%
           60,001 - 70,000                647              41,916,508.09                     8.50%
           70,001 - 80,000                540              40,508,265.80                     8.22%
           80,001 - 90,000                409              34,657,058.79                     7.03%
          90,001 - 100,000                328              31,161,157.68                     6.32%
         100,001 - 110,000                231              24,352,187.19                     4.94%
         110,001 - 120,000                220              25,387,923.32                     5.15%
         120,001 - 130,000                153              19,153,519.46                     3.88%
         130,001 - 140,000                130              17,601,515.16                     3.57%
         140,001 - 150,000                118              17,156,427.86                     3.48%
         150,001 - 160,000                 94              14,559,537.36                     2.95%
         160,001 - 170,000                 66              10,915,999.11                     2.21%
         170,001 - 180,000                 60              10,542,544.18                     2.14%
         180,001 - 190,000                 38               7,069,540.21                     1.43%
         190,001 - 200,000                 40               7,872,989.17                     1.60%
         200,001 - 210,000                 22               4,521,522.71                     0.92%
         210,001 - 220,000                 25               5,379,268.13                     1.09%
         220,001 - 230,000                 14               3,171,338.86                     0.64%
         230,001 - 240,000                 24               5,665,419.56                     1.15%
         240,001 - 250,000                 10               2,468,047.08                     0.50%
         250,001 - 260,000                  8               2,048,070.15                     0.42%
         260,001 - 270,000                 16               4,232,738.72                     0.86%
         270,001 - 280,000                 11               3,024,366.89                     0.61%
         280,001 - 290,000                  8               2,271,870.88                     0.46%
         290,001 - 300,000                  9               2,658,020.31                     0.54%
         300,001 - 310,000                  2                 610,000.00                     0.12%
         310,001 - 320,000                  5               1,580,904.95                     0.32%
         320,001 - 330,000                  2                 650,463.46                     0.13%
         330,001 - 340,000                  2                 670,815.40                     0.14%
         340,001 - 350,000                  4               1,392,687.73                     0.28%
         350,001 - 360,000                  1                 360,000.00                     0.07%
         380,001 - 390,000                  1                 389,500.00                     0.08%
         390,001 - 400,000                  2                 793,200.00                     0.16%
         400,001 - 410,000                  1                 400,500.00                     0.08%
                                        -----           ----------------                   -------
                  Total(1)              7,783           $ 493,031,959.69                   100.00%

(1)  Percentages may not add to 100% due to rounding.

                     REMAINING MONTHS TO MATURITY OF INITIAL
                        FIXED RATE HOME EQUITY CONTRACTS

                                                                                     % of HE Contract
                                   Number of         Aggregate Principal         Sub-Pool by Outstanding
     Months Remaining              Contracts         Balance Outstanding            Principal Balance
     ----------------              ---------         -------------------         -----------------------
            31 - 60                      91             $ 1,649,612.35                       0.33%
            61 - 90                      54               1,312,535.84                       0.27%
           91 - 120                     423              11,973,100.31                       2.43%
          121 - 150                      21                 745,625.57                       0.15%
          151 - 180                   2,647             140,529,992.63                      28.50%
          181 - 210                      16                 664,555.57                       0.13%
          211 - 240                   2,416             145,557,312.50                      29.52%
          241 - 270                       2                  81,600.00                       0.02%
          271 - 300                     845              57,378,876.38                      11.64%
          301 - 330                       1                 150,300.00                       0.03%
          331 - 360                   1,267             132,988,448.54                      26.97%
                                      -----             --------------                      ------
           Total(1)                   7,783           $ 493,031,959.69                     100.00%

(1)  Percentages may not add to 100% due to rounding.


            LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of         Aggregate Principal         Sub-Pool by Outstanding
           Lien                     Contracts         Balance Outstanding            Principal Balance
           ----                     ---------         -------------------         -----------------------
                  1                     5,044           $ 414,699,620.88                    84.11%
                  2                     2,722              77,800,745.27                    15.78%
                  3                        17                 531,593.54                     0.11%
                                        -----           ----------------                   -------
           Total(1)                     7,783           $ 493,031,959.69                   100.00%

(1)  Percentages may not add to 100% due to rounding.


                     COMBINED LOAN-TO-VALUE RATIO OF INITIAL
                        FIXED RATE HOME EQUITY CONTRACTS

                                                                                        % of HE Contract
  Combined Loan to Value            Number of             Aggregate Principal       Sub-Pool by Outstanding
          Ration                    Contracts             Balance Outstanding          Principal Balance
          ------                    ---------             -------------------       -----------------------
    0.00001 - 10.00000                    5                   $82,300.00                     0.02%
   10.00001 - 20.00000                    9                   146,681.16                     0.03%
   20.00001 - 30.00000                   38                   942,947.59                     0.19%
   30.00001 - 40.00000                   51                 1,565,410.91                     0.32%
   40.00001 - 50.00000                   90                 3,194,537.71                     0.65%
   50.00001 - 60.00000                  135                 5,444,522.72                     1.10%
   60.00001 - 70.00000                  313                15,950,965.63                     3.24%
   70.00001 - 80.00000                1,024                56,420,573.09                    11.44%
   80.00001 - 90.00000                2,268               145,983,403.83                    29.61%
  90.00001 - 100.00000                3,850               263,300,617.05                    53.40%
                                      -----             ----------------                   -------
              Total(1)                7,783             $ 493,031,959.69                   100.00%

(1)  Percentages may not add to 100% due to rounding.

                    THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

Number of Contracts in Sub-pool:                                 1,041
Wgt. Avg. Contract Rate:                                        9.747%
Range of Rates:                                         7.20% - 13.55%
Wgt. Avg. Orig. Maturity:                                          360
Wgt. Avg. Rem. Maturity:                                           359
Avg. Rem. Princ. Balance:                                     $109,816
Wgt. Avg. CLTV:                                                 85.97%


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of          Aggregate Principal         Sub-Pool by Outstanding
           State                    Contracts          Balance Outstanding            Principal Balance
           -----                    ---------          -------------------         -----------------------
                 OH                     128              $ 11,160,144.34                    9.76%
                 CA                      58                 9,234,346.64                    8.08%
                 WA                      58                 8,416,688.39                    7.36%
                 IL                      64                 6,822,387.42                    5.97%
                 NC                      71                 6,471,894.42                    5.66%
                 TX                      59                 6,233,995.81                    5.45%
                 MD                      43                 5,963,224.69                    5.22%
      Other States*                     560                60,015,333.15                   52.50%
                                      -----              ---------------                  -------
           Total(1)                   1,041              $114,318,014.86                  100.00%

* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.
(1)  Percentages may not add to 100% due to rounding.


      YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of             Aggregate Principal      Sub-Pool by Outstanding
    Year of Origination             Contracts             Balance Outstanding         Principal Balance
    -------------------             ---------             -------------------      -----------------------
            1996                          1                    $ 162,000.00                 0.14%
            1997                          6                      973,178.45                 0.85%
            1998                        154                   16,933,723.25                14.81%
            1999                        880                   96,249,113.16                84.19%
                                      -----                ----------------               -------
        Total(1)                      1,041                $ 114,318,014.86               100.00%

(1)  Percentages may not add to 100% due to rounding.

                DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE
                          HOME EQUITY CONTRACT AMOUNTS

                                                                                     % of HE Contract
   Original HE Contract             Number of          Aggregate Principal        Sub-Pool by Outstanding
    Amount (in Dollars)             Contracts          Balance Outstanding           Principal Balance
    -------------------             ---------          -------------------        -----------------------
      20,001 - 30,000                     9               $ 253,316.89                     0.22%
      30,001 - 40,000                    30               1,081,280.35                     0.95%
      40,001 - 50,000                    55               2,481,642.14                     2.17%
      50,001 - 60,000                    79               4,367,303.77                     3.82%
      60,001 - 70,000                    96               6,264,697.68                     5.48%
      70,001 - 80,000                   100               7,481,907.80                     6.54%
      80,001 - 90,000                    90               7,669,003.82                     6.71%
     90,001 - 100,000                    82               7,827,940.89                     6.85%
    100,001 - 110,000                    76               7,970,689.69                     6.97%
    110,001 - 120,000                    64               7,320,573.29                     6.40%
    120,001 - 130,000                    70               8,763,443.64                     7.67%
    130,001 - 140,000                    56               7,556,764.39                     6.61%
    140,001 - 150,000                    45               6,547,423.97                     5.73%
    150,001 - 160,000                    31               4,796,774.96                     4.20%
    160,001 - 170,000                    25               4,121,287.55                     3.61%
    170,001 - 180,000                    22               3,868,485.65                     3.38%
    180,001 - 190,000                    20               3,678,420.50                     3.22%
    190,001 - 200,000                     8               1,556,177.61                     1.36%
    200,001 - 210,000                    17               3,483,625.71                     3.05%
    210,001 - 220,000                    12               2,580,649.67                     2.26%
    220,001 - 230,000                     4                 907,103.16                     0.79%
    230,001 - 240,000                    11               2,584,843.89                     2.26%
    240,001 - 250,000                     5               1,224,894.13                     1.07%
    250,001 - 260,000                     5               1,264,486.80                     1.11%
    260,001 - 270,000                     5               1,333,287.85                     1.17%
    270,001 - 280,000                     4               1,093,371.95                     0.96%
    280,001 - 290,000                     7               2,010,460.87                     1.76%
    290,001 - 300,000                     3                 894,332.50                     0.78%
    300,001 - 310,000                     3                 921,344.08                     0.81%
    310,001 - 320,000                     3                 935,940.32                     0.82%
    340,001 - 350,000                     2                 695,037.13                     0.61%
    360,001 - 370,000                     1                 369,000.00                     0.32%
    410,001 - 420,000                     1                 412,502.21                     0.36%
                                      -----           ----------------                   -------
             Total(1)                 1,041           $ 114,318,014.86                   100.00%

(1)  Percentages may not add to 100% due to rounding.

                     REMAINING MONTHS TO MATURITY OF INITIAL
                      ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of          Aggregate Principal         Sub-Pool by Outstanding
     Months Remaining               Contracts          Balance Outstanding            Principal Balance
     ----------------               ---------          -------------------         -----------------------
         271 - 300                         1                 $ 51,079.41                     0.04%
         331 - 360                     1,040              114,266,935.45                    99.96%
                                       -----            ----------------                   -------
          Total(1)                     1,041            $ 114,318,014.86                   100.00%

(1)  Percentages may not add to 100% due to rounding.


               INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                                                      % of HE Contract
 Range of HE Contracts by           Number of          Aggregate Principal        Sub-Pool by Outstanding
      Contract Rates                Contracts          Balance Outstanding            Principal Balance
      --------------                ---------          -------------------        -----------------------
      7.001 - 8.000                      16                $ 2,367,216.65                  2.07%
      8.001 - 9.000                     203                 26,490,065.41                 23.17%
     9.001 - 10.000                     459                 51,451,680.25                 45.01%
    10.001 - 11.000                     259                 25,003,412.16                 21.87%
    11.001 - 12.000                      84                  7,645,227.01                  6.69%
    12.001 - 13.000                      17                  1,229,223.82                  1.08%
    13.001 - 14.000                       3                    131,189.56                  0.11%
                                      -----              ----------------                -------
             Total(1)                 1,041              $ 114,318,014.86                100.00%

(1)  Percentages do not add to 100% due to rounding.


                     COMBINED LOAN-TO-VALUE RATIO OF INITIAL
                      ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
  Combined Loan-to-Value            Number of             Aggregate Principal      Sub-Pool by Outstanding
           Ratio                    Contracts             Balance Outstanding         Principal Balance
           -----                    ---------             -------------------      -----------------------
      20.01 - 30.00                         1                $ 30,000.00                     0.03%
      30.01 - 40.00                         1                  49,972.63                     0.04%
      40.01 - 50.00                         4                 355,058.12                     0.31%
      50.01 - 60.00                        14                 894,056.25                     0.78%
      60.01 - 70.00                        56               4,319,557.52                     3.78%
      70.01 - 80.00                       266              27,705,337.19                    24.24%
      80.01 - 90.00                       535              59,622,551.83                    52.15%
     90.01 - 100.00                       164              21,341,481.32                    18.67%
                                        -----           ----------------                   -------
           Total(1)                     1,041           $ 114,318,014.86                   100.00%

(1)  Percentages may not add to 100% due to rounding.

                    MONTH OF NEXT RATE ADJUSTMENT OF INITIAL
                      ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
    Month of Next Rate              Number of           Aggregate Principal       Sub-Pool by Outstanding
        Adjustment                  Contracts           Balance Outstanding          Principal Balance
        ----------                  ---------           -------------------       -----------------------
            1999-05                       2                 $ 232,921.17                   0.20%
            1999-07                       2                   310,198.21                   0.27%
            1999-08                       8                   702,132.08                   0.61%
            1999-09                       1                   412,502.21                   0.36%
            1999-11                       2                   291,803.31                   0.26%
            1999-12                       2                   228,828.78                   0.20%
            2000-01                       1                    97,970.43                   0.09%
            2000-02                       2                   336,720.79                   0.29%
            2000-03                       2                   121,565.82                   0.11%
            2000-05                       1                   234,277.63                   0.20%
            2000-07                       4                   583,225.49                   0.51%
            2000-08                       3                   167,090.90                   0.15%
            2000-09                      17                 1,993,044.63                   1.74%
            2000-10                      23                 2,239,179.71                   1.96%
            2000-11                      32                 3,080,226.46                   2.69%
            2000-12                      51                 6,210,428.13                   5.43%
            2001-01                     102                10,729,659.86                   9.39%
            2001-02                     243                26,602,279.65                  23.27%
            2001-03                     401                44,392,476.99                  38.83%
            2001-04                      97                10,830,968.36                   9.47%
            2001-05                       9                   980,155.00                   0.86%
            2001-07                       1                    76,500.00                   0.07%
            2001-09                       1                    65,363.30                   0.06%
            2001-10                       1                   128,460.67                   0.11%
            2001-11                       4                   227,584.21                   0.20%
            2001-12                       3                   372,772.89                   0.33%
            2002-01                       4                   323,524.35                   0.28%
            2002-02                      14                 1,564,735.91                   1.37%
            2002-03                       6                   675,417.92                   0.59%
            2002-04                       2                   106,000.00                   0.09%
                                      -----             ----------------                 -------
           Total(1)                   1,041             $ 114,318,014.86                 100.00%

(1)  Percentages may not add to 100% due to rounding.

         LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of             Aggregate Principal     Sub-Pool by Outstanding
           Lien                     Contracts             Balance Outstanding        Principal Balance
           ----                     ---------             -------------------     -----------------------
             1                        1,041                $ 114,318,014.86             100.00%

                     DISTRIBUTION OF GROSS MARGIN OF INITIAL
                      ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of          Aggregate Principal        Sub-Pool by Outstanding
       Gross Margin                 Contracts          Balance Outstanding           Principal Balance
       ------------                 ---------          -------------------        -----------------------
      4.001 - 5.000                        14             $ 1,242,486.72                     1.09%
      5.001 - 6.000                       133              15,604,699.21                    13.65%
      6.001 - 7.000                       512              58,552,412.15                    51.22%
      7.001 - 8.000                       318              33,415,803.50                    29.23%
      8.001 - 9.000                        51               4,646,684.85                     4.06%
     9.001 - 10.000                        13                 855,928.43                     0.75%
                                        -----           ----------------                   -------
           Total(1)                     1,041           $ 114,318,014.86                   100.00%

(1)  Percentages may not add to 100% due to rounding.


       MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                    Number of          Aggregate Principal        Sub-Pool by Outstanding
     Maximum Loan Rate              Contracts          Balance Outstanding           Principal Balance
     -----------------              ---------          -------------------        -----------------------
     9.001 - 10.000                         2               $ 151,454.05                     0.13%
    11.001 - 12.000                         2                 265,537.60                     0.23%
    12.001 - 13.000                         4                 421,738.84                     0.37%
    13.001 - 14.000                        11               1,535,096.34                     1.34%
    14.001 - 15.000                       160              20,664,374.34                    18.08%
    15.001 - 16.000                       373              43,151,549.38                    37.75%
    16.001 - 17.000                       289              30,674,843.49                    26.83%
    17.001 - 18.000                       152              13,473,099.10                    11.79%
    18.001 - 19.000                        39               3,384,822.17                     2.96%
    19.001 - 20.000                         7                 509,800.24                     0.45%
    20.001 - 21.000                         2                  85,699.31                     0.07%
                                        -----           ----------------                   -------
           Total(1)                     1,041           $ 114,318,014.86                   100.00%

(1)  Percentages do not add to 100% due to rounding.


       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                       % of HE Contract
                                    Number of          Aggregate Principal         Sub-Pool by Outstanding
     Minimum Loan Rate              Contracts          Balance Outstanding            Principal Balance
     -----------------              ---------          -------------------         -----------------------
      5.001 - 6.000                        21             $ 2,798,833.80                     2.45%
      6.001 - 7.000                        44               5,731,266.29                     5.01%
      7.001 - 8.000                        58               6,512,357.93                     5.70%
      8.001 - 9.000                       190              24,273,882.91                    21.23%
     9.001 - 10.000                       405              45,146,677.56                    39.49%
    10.001 - 11.000                       236              22,649,767.10                    19.81%
    11.001 - 12.000                        69               5,995,064.44                     5.24%
    12.001 - 13.000                        15               1,078,975.27                     0.94%
    13.001 - 14.000                         3                 131,189.56                     0.11%
                                        -----           ----------------                   -------
           Total(1)                     1,041           $ 114,318,014.86                   100.00%

(1)  Percentages may not add to 100% due to rounding.

                              PREPAYMENT SCENARIOS
                   FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                            HI Scenario I      HI Scenario II     HI Scenario III    HI Scenario IV      HI Scenario V
                            -------------      --------------     ---------------    --------------      -------------
Home Improvement
Contracts (1)                    60%                 80%               100%               120%                140%

(1)  As a percentage of the Prepayment Assumption for Home Improvement
     Contracts.




                          CPR PREPAYMENT SENSITIVITIES
                   FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                        HI Scenario I       HI Scenario II     HI Scenario III      HI Scenario IV      HI Scenario V
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                       ---------------      --------------     ---------------      --------------      --------------
To Call
HI: A-1                 1.17     11/01      0.92     05/01      0.75     01/01      0.63     10/00      0.54     08/00
HI: A-2                 3.32     11/03      2.61     12/02      2.12     04/02      1.78     10/01      1.52     06/01
HI: A-3                 4.94     01/05      3.92     11/03      3.12     01/03      2.59     05/02      2.21     12/01
HI: A-4                 6.41     11/06      5.16     06/05      4.15     05/04      3.35     06/03      2.79     09/02
HI: A-5                 8.32     01/09      6.79     03/07      5.57     11/05      4.57     10/04      3.75     11/03
HI: M-1                11.08     07/11      8.83     11/08      7.22     01/07      6.02     10/05      5.04     10/04
HI: M-2                12.04     07/11      9.38     11/08      7.54     01/07      6.29     10/05      5.29     10/04
HI: B-1                 5.38     06/06      4.31     02/05      3.94     07/04      3.79     03/04      3.67     12/03
HI: B-2                 9.99     07/11      7.99     11/08      6.78     01/07      5.92     10/05      5.17     10/04
To Maturity
HI: M-1                11.27     11/12      9.19     09/10      7.59     10/08      6.35     04/07      5.32     02/06
HI: M-2                16.70     07/24     14.26     07/24     12.13     07/24     10.30     07/24      8.80     07/24
HI: B-2                11.06     07/24      9.18     07/24      8.09     07/24      7.34     07/24      6.75     07/24


                              PREPAYMENT SCENARIOS
                      FOR HOME EQUITY CONTRACT CERTIFICATES

                            HE Scenario I      HE Scenario II     HE Scenario III    HE Scenario IV      HE Scenario V
                            -------------      --------------     ---------------    --------------      -------------
Adjustable Rate Home
Equity Contracts (1)             18%                 24%                30%                36%                42%
Fixed Rate Home Equity
Contracts (2)                    75%                100%               125%               150%                175%


(1)  As a conditional prepayment rate ("CPR") percentage.
(2) As a percentage of the Prepayment Assumption for Fixed Rate Home Equity Contracts.




                          CPR PREPAYMENT SENSITIVITIES
                      FOR HOME EQUITY CONTRACT CERTIFICATES

                        HE Scenario I       HE Scenario II     HE Scenario III      HE Scenario IV      HE Scenario V
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                        --------------      --------------     ---------------      --------------      --------------
To Call
HE: A-1A                4.30     03/10      3.19     09/07      2.48     12/05      1.99     08/04      1.63     09/03
HE: A-1                 1.24     10/01      1.00     04/01      0.85     01/01      0.75     10/00      0.67     08/00
HE: A-2                 3.36     04/04      2.58     01/03      2.10     04/02      1.78     10/01      1.55     06/01
HE: A-3                 5.63     04/06      4.08     03/04      3.10     12/02      2.56     04/02      2.19     11/01
HE: A-4                 8.08     11/08      5.90     09/06      4.23     02/05      3.19     03/03      2.65     06/02
HE: A-5                 5.58     09/08      5.03     07/06      4.43     02/05      3.75     12/03      3.07     02/03
HE: A-6                 1.63     02/01      1.63     02/01      1.63     02/01      1.63     02/01      1.63     02/01
HE: M-1                11.65     07/11      8.99     11/08      7.13     01/07      5.78     10/05      4.72     10/04
HE: M-2                12.04     07/11      9.38     11/08      7.54     01/07      6.29     10/05      5.29     10/04
HE: B-1                 5.42     06/06      4.10     10/04      3.80     04/04      3.65     12/03      3.57     11/03
HE: B-2                10.41     07/11      8.01     11/08      6.75     01/07      5.91     10/05      5.18     10/04
To Maturity
HE: M-1                11.91     11/12      9.16     11/09      7.22     09/07      5.81     02/06      4.72     12/04
HE: M-2                15.96     07/29     13.09     07/29     10.66     07/29      8.76     07/29      7.26     07/29
HE: B-2                13.65     07/29     10.63     07/29      9.06     07/29      7.96     07/29      7.11     07/29

* The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.